                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[X]   Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]   Definitive Information Statement

                               JOHN HANCOCK TRUST
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11. 1)

      Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                               JOHN HANCOCK TRUST
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                                                               September 1, 2005

Dear Variable Annuity and Variable Life Contract Owners:

      Shareholders of the Growth & Income Trust, one of the separate series or portfolios (each, a "Portfolio") of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust), are being asked to approve a proposed Amended Advisory Agreement between the Trust and John Hancock Investment Management Services, LLC (the "Adviser") (formerly, Manufacturers Securities Services, LLC) which will provide for an increase in the advisory fees payable to the Adviser by the Growth & Income Trust. In order for shareholders of the Growth & Income Trust to consider and vote on the proposal, a Special Meeting of Shareholders will be held at 601 Congress Street, Boston, Massachusetts 02210, on OCTOBER 17, 2005 AT 10:00 A.M., EASTERN TIME. We encourage you to read the attached materials in their entirety.

      The Board of Trustees of the Trust approved the Amended Advisory Agreement at a meeting held on June 24, 2005 in connection with its approval of a subadvisory agreement between the Adviser and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") appointing GMO as the new subadviser to the Growth & Income Trust. GMO succeeded Wellington Management Company LLP as the subadviser to the Growth & Income Trust effective August 1, 2005. The advisory fee increase reflects an increase in the subadvisory fees to be payable by the Adviser to GMO with respect to the Growth & Income Trust under the new subadvisory agreement.

      SHAREHOLDERS ARE NOT REQUIRED, AND ARE NOT BEING ASKED, TO VOTE ON THE NEW SUBADVISORY AGREEMENT WITH GMO. The enclosed materials, however, include information about GMO and the new subadvisory agreement.

      Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York), John Hancock Life Insurance Company ("JHLICO") or John Hancock Variable Life Insurance Company ("JHVLICO") are invested in subaccounts of separate accounts established by these insurance companies, and each subaccount invests in shares of one of the Portfolios of the Trust. You have the right to instruct JHLICO (U.S.A.), JHLICO New York, JHLICO or JHVLICO, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions is determined as of the record date by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the subaccount in which shares of the Growth & Income Trust are held (the "Growth & Income Subaccount") by the value per share of the Portfolio. Fractional votes are counted. JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO will vote all shares of the Trust issued to such companies in proportion to the timely instructions received from owners of the contracts participating in the Growth & Income Subaccount.

      Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/ Information Statement for the Trust and a Voting Instructions Form with respect to your contract values invested in the Growth & Income Trust as of August 19, 2005, the record date for the meeting. The number of shares that represents your voting interest (determined as explained above) appears in the Voting Instructions Form. The Proxy Statement/Information Statement provides background information and describes in detail the proposal to be voted on at the Meeting.

      THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSAL AND RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS FOR ITS APPROVAL.

      IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROXY STATEMENT/INFORMATION STATEMENT AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR ITS RECEIPT BY OCTOBER 14, 2005.

      If you have any questions regarding the Meeting, please call one of the following numbers:

--For JHLICO (U.S.A.) variable annuity contracts:       (800) 344-1029
--For JHLICO (U.S.A.) variable life contracts:          (800) 827-4546
--For JHLICO New York variable annuity contracts:       (800) 551-2078
--For JHLICO New York variable life contracts:          (888) 267-7784
--For JHLICO and JHVLICO contracts:                     _____________

                                                    Sincerely,

                                                    /s/ ANDREW CORSELLI
                                                    -------------------
                                                    Andrew Corselli
                                                    Secretary
                                                    John Hancock Trust

                               JOHN HANCOCK TRUST
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                                                               September 1, 2005
Dear Shareholder:

      Shareholders of the Growth & Income Trust, one of the separate series or portfolios (each, a "Portfolio") of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust), are being asked to approve a proposed Amended Advisory Agreement between the Trust and John Hancock Investment Management Services, LLC (the "Adviser") (formerly, Manufacturers Securities Services, LLC) which will provide for an increase in the advisory fees payable to the Adviser by the Growth & Income Trust. In order for shareholders of the Growth & Income Trust to consider and vote on the proposal, a Special Meeting of Shareholders will be held at 601 Congress Street, Boston, Massachusetts 02210, on OCTOBER 17, 2005 AT 10:00 A.M., EASTERN TIME. We encourage you to read the attached materials in their entirety.

      The Board of Trustees of the Trust approved the Amended Advisory Agreement at a meeting held on June 24, 2005 in connection with its approval of a subadvisory agreement between the Adviser and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") appointing GMO as the new subadviser to the Growth & Income Trust. GMO succeeded Wellington Management Company LLP as the subadviser to the Growth & Income Trust effective August 1, 2005. The advisory fee increase reflects an increase in the subadvisory fees to be payable by the Adviser to GMO with respect to the Growth & Income Trust under the new subadvisory agreement.

      SHAREHOLDERS ARE NOT REQUIRED, AND ARE NOT BEING ASKED, TO VOTE ON THE NEW SUBADVISORY AGREEMENT WITH GMO. The enclosed materials, however, include information about GMO and the new subadvisory agreement.

      As the trustee of a qualified pension or retirement plan ("qualified plan") holding Series III shares of the Growth & Income Trust, you are being asked to vote with respect to the proposal. We encourage you to read the attached materials in their entirety.

      Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/ Information Statement for the Trust, and a Proxy Card for the shares of the Growth & Income Trust held by you as the trustee of a qualified plan on August 19, 2005, the record date for the meeting. The Proxy Statement/Information Statement provides background information and describes in detail the proposal to be voted on at the Meeting.

      THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

      IN ORDER FOR SHARES TO BE VOTED AT THE MEETING, WE URGE YOU TO READ THE PROXY STATEMENT/ INFORMATION STATEMENT AND THEN COMPLETE AND MAIL YOUR PROXY CARD IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR ITS RECEIPT BY OCTOBER 14, 2005.

      If you have any questions regarding the Meeting, please call (800)
470-4766.

                                      Sincerely,

                                      /s/ ANDREW CORSELLI
                                      -------------------
                                      Andrew Corselli
                                      Secretary
                                      John Hancock Trust

                               JOHN HANCOCK TRUST
                               601 Congress Street
                        Boston, Massachusetts 02210-2805

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          OF THE GROWTH & INCOME TRUST

TO THE SHAREHOLDERS OF
  THE GROWTH & INCOME TRUST:

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Growth & Income Trust of John Hancock Trust (the "Trust") (formerly Manufacturers Investment Trust) will be held at 601 Congress Street, Boston, Massachusetts 02210, on OCTOBER 17, 2005 AT 10:00 A.M., EASTERN TIME. A Proxy Statement/Information Statement which provides information about the Meeting is included with this notice. The Meeting will be held for the following purposes:

      Proposal 1  Approval of an Amended Advisory Agreement between the
                  Trust and John Hancock Investment Management Services, LLC increasing advisory fees.

                  Any other business that may properly come before the Meeting.

      THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

      Each shareholder of record at the close of business on August 19, 2005 is entitled to receive notice of and to vote at the Meeting.

                                                     Sincerely,

                                                     /s/ ANDREW CORSELLI
                                                     -------------------
                                                     Andrew Corselli
                                                     Secretary
                                                     John Hancock Trust

September 1, 2005
Boston, Massachusetts

                               JOHN HANCOCK TRUST
                               601 Congress Street
                        Boston, Massachusetts 02210-2805
                                 ---------------
                                 PROXY STATEMENT
                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                GROWTH & INCOME TRUST TO BE HELD OCTOBER 17, 2005

                                       AND

                       INFORMATION STATEMENT REGARDING NEW
               SUBADVISORY AGREEMENT FOR THE GROWTH & INCOME TRUST
                                 ---------------
                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of John Hancock Trust (the "Trust") (formerly, Manufacturers Investment Trust) of proxies to be used at a Special Meeting of Shareholders of the Growth & Income Trust to be held at 601 Congress Street, Boston, Massachusetts 02210, on OCTOBER 17, 2005 AT 10:00 A.M., EASTERN TIME (the "Meeting") for purposes of voting on the proposal summarized below. Pursuant to the Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), the Board has designated August 19, 2005 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record of the Growth & Income Trust at the close of business on August 19, 2005 are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest held. This Proxy Statement is first being sent to shareholders on or about September 1, 2005.

      This Proxy Statement is also an Information Statement (collectively referred to herein as the "Proxy Statement") regarding a new subadvisory agreement for the Growth & Income Trust as described herein. THE TRUST IS NOT SOLICITING PROXIES, AND SHAREHOLDERS ARE REQUESTED NOT TO SEND PROXIES, REGARDING THE NEW SUBADVISORY AGREEMENT.

      THE TRUST. The Trust is a no-load, open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the 1940 Act"). The shares of the Trust are divided into 83 separate series corresponding to the 83 portfolios (each a "Portfolio," collectively the "Portfolios") which the Trust currently offers. The Growth & Income Trust is sometimes referred to herein as "the Portfolio."

      INVESTMENT MANAGEMENT. John Hancock Investment Management Services, LLC (the "Adviser") serves as investment adviser to the Trust and each of the Portfolios that has a subadviser pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). As adviser to the Trust, the Adviser is responsible for, among other things, administering the business and affairs of the Trust and selecting, contracting with, compensating and monitoring the investment subadvisers which manage the assets of the Portfolios.

                               SUMMARY OF PROPOSAL

PROPOSAL                                                            SHAREHOLDERS OF THE TRUST
 NUMBER                        PROPOSAL                              VOTING ON THE PROPOSAL
   1       Approval of an Amended Advisory Agreement between the    Shareholders of the
           Trust and the Adviser increasing advisory fees.          Growth & Income Trust

                       SHAREHOLDERS AND VOTING INFORMATION

SHAREHOLDERS OF THE TRUST

      The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts ("contracts"), certain entities affiliated with the insurance companies and trustees of qualified pension and retirement plans ("qualified plans"). Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) ("JHLICO (U.S.A.)") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), John Hancock Life Insurance Company of New York ("JHLICO New York") (formerly, The Manufacturers Life Insurance Company of New York), John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHVLICO"), certain Portfolios of the Trust (the "Lifestyle Trusts") that invest in other Trust Portfolios and qualified plans for which John Hancock Distributors LLC ("JH Distributors") (formerly, Manulife Financial Securities,
LLC) provides certain administrative services. Each of JHLICO (U.S.A.), JHLICO New York and JH Distributors is a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Each of JHLICO and JHVLICO is a wholly owned subsidiary of John Hancock Financial Services, Inc. The ultimate parent entity of each such insurance company and of JH Distributors is Manulife Financial Corporation ("MFC"), the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

      As of the Record Date, the shares of the Growth & Income Trust attributable to contracts were legally owned by JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO. Other shares of the Growth & Income Trust were legally owned by qualified plans for which JH Distributors provides certain administrative services.

      JHLICO U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. JHLICO New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. JHLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 200 Clarendon Street, Boston, Massachusetts 02117. JHVLICO is a life insurance company organized under the laws of Massachusetts and having its principal offices at 197 Clarendon Street, Boston, Massachusetts 02117. Each of JHLICO U.S.A., JHLICO New York, JHLICO and JHVLICO holds shares of the Trust directly and/or attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act as well as unregistered separate accounts.

      JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO have the right to vote upon matters that may be voted upon at a special shareholders' meeting. These companies will vote all shares of the Growth & Income Trust issued to them in proportion to the timely instructions received from owners of contracts ("contract owners") participating in the separate accounts described above which are registered under the 1940 Act. The insurance companies, in connection with their solicitation of voting instructions, are furnishing this Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Growth & Income Trust to be voted at the Meeting.

      The number of votes eligible to be cast at the Meeting with respect to the Growth & Income Trust, the percentage ownership of the outstanding shares of the Growth & Income Trust by each of JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO and other share ownership information, as of the Record Date, are set forth in Appendix A ("Outstanding Shares and Share Ownership") to this Proxy Statement.

      The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2004 and semi-annual report for the period ended June 30, 2005 to any shareholder or contract owner upon request. To obtain a report, please contact the Trust by calling 1-800-344-1029 or by writing to the Trust at 601 Congress Street, Boston, Massachusetts 02210,
Attn.: Gordon Shone.

VOTING PROCEDURES

      Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210, or
(ii) signing and returning a new proxy, in each case if received by the Trust by October 14, 2005. ALL VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS THEREON, OR IN THE ABSENCE OF SPECIFICATIONS, FOR APPROVAL OF THE PROPOSAL.

      Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record at the close of business on August 19, 2005 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of the Growth & Income Trust at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A majority of the outstanding voting securities of the Portfolio entitled to vote at the close of business on that date is required to approve the Proposal. As used in this Proxy Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy; or

(2)   more than 50% of the outstanding voting securities of the Portfolio.

Shareholders are entitled to one vote for each share of Series I, Series II, Series III and NAV shares held and fractional votes for fractional shares held. No shares have cumulative voting rights.

      In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the Trust cast at the Meeting, and any adjournment with respect to the Proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

      Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to the Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against the Proposal.

      Cost of Preparation and Distribution of Proxy Materials. The cost of the preparation and distribution of these proxy materials will be borne by the Growth & Income Trust. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Adviser and its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses.

      Portfolio Voting. Shares of the Growth & Income Trust will voted in the aggregate and not by class of shares with respect to the Proposal.

                                   PROPOSAL 1

                     APPROVAL OF AMENDED ADVISORY AGREEMENT
           BETWEEN THE TRUST AND THE ADVISER INCREASING ADVISORY FEES

      At its meeting on June 24, 2005, the Board of Trustees, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Adviser (the "Independent Trustees"), approved an Amended Advisory Agreement between the Trust and the Adviser for the Growth & Income Trust which provides for an increase in the advisory fees payable by the Growth & Income Trust to the Adviser. Shareholders of the Growth & Income Trust are being asked to approve the Amended Advisory Agreement.

      The Board approved the Amended Advisory Agreement in connection with its approval of a subadvisory agreement between the Adviser and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") appointing GMO as the new subadviser for the Growth & Income Trust. GMO replaced Wellington Management Company LLP ("Wellington") as the subadviser for the Portfolio effective August 1, 2005. The proposed advisory fee increase reflects an increase in the subadvisory fees to be payable by the Adviser to GMO with respect to the Growth & Income Trust under the new subadvisory agreement. The increased subadvisory fees under the new subadvisory agreement will go into effect upon the effectiveness of the Amended Advisory Agreement if approved by shareholders. The Board's considerations in approving the Amended Advisory Agreement (and new subadvisory agreement) are described below under "Evaluation by the Board of Trustees."

      Pursuant to an order received by the Trust from the Securities and Exchange Commission ("SEC"), the Adviser is permitted to enter into subadvisory agreements appointing subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio), and to change the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisers, without shareholder approval. The Trust is therefore able to change subadvisers for Portfolios from time to time without the expense and delays associated with holding a meeting of shareholders. As a condition to the SEC order, the Trust is required to provide shareholders with notice of and information regarding new subadvisory agreements. Because GMO is not an affiliate of the Adviser for purposes of the SEC order, SHAREHOLDERS ARE NOT REQUIRED, AND ARE NOT BEING ASKED BY THE TRUST, TO APPROVE THE NEW SUBADVISORY AGREEMENT WITH GMO. This Proxy Statement provides notice of and information regarding the new subadvisory agreement and GMO.

      TERMS OF THE AMENDED ADVISORY AGREEMENT

      Except for the proposed increase in and the manner of determining advisory fees, the terms of the current Advisory Agreement and the Amended Advisory Agreement are identical and are described below under "Description of the Advisory and Amended Advisory Agreements."

      Pursuant to the Advisory Agreement, the Adviser receives, and pursuant to the Amended Advisory Agreement, the Adviser will receive, an advisory fee from the Trust for the Growth & Income Trust. Under the current Advisory Agreement, the advisory fee is stated as an annual percentage of the current value of the Portfolio's net assets. Under the Amended Advisory Agreement, the advisory fee is determined by applying to the net assets of the Portfolio an annual percentage rate which is calculated based upon the aggregate net assets of the Portfolio, a portion of another Trust Portfolio, and two other John Hancock funds as indicated in the note to the following table. Under both agreements, the fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for the Portfolio by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. Under both agreements, the advisory fee incorporates breakpoints at various asset levels which reduce the effective annual percentage rate when portfolio assets or aggregate assets, as applicable, exceed the breakpoints.

      Comparison of Advisory Fees. The following table sets forth the schedules of the annual rates of the advisory fees for the Portfolio under the current Advisory Agreement and the Amended Advisory Agreement:

                                  ADVISORY FEES

        CURRENT ADVISORY AGREEMENT                    AMENDED ADVISORY AGREEMENT
(RATES APPLIED TO NET ASSETS OF PORTFOLIO)     (RATES APPLIED TO AGGREGATE NET ASSETS)*
       0.700% -- first $500 million;                    0.780% -- first $500 million;
       0.650% -- next $500 million; and                 0.760% -- next $500 million;
       0.600% -- excess over $1 billion.                0.750% -- next $1.5 billion; and
                                                        0.740% -- excess over $2.5 billion.

-----------

* For purposes of determining aggregate net assets under the Amended Advisory Agreement, the net assets of the Growth & Income Trust, the portion of the net assets of the Managed Trust, another Portfolio of the Trust that is managed by GMO, the net assets of the U.S. Core Fund, a series of John Hancock Funds II that is managed by GMO, and the net assets of the U,S. Core Fund, a series of John Hancock Funds III that is managed by GMO, will be aggregated (but only for the period during which GMO serves as the subadviser for such other portfolios in addition to the Growth & Income Trust). Each U.S. Core Fund is expected to become operational in October 2005.

      For the fiscal year ended December 31, 2004, the Portfolio paid the Adviser under the current Advisory Agreement advisory fees of $8,459,407. If the Amended Advisory Agreement had been in effect for that year, the Portfolio would have paid the Adviser advisory fees of $11,659,222, an increase of $3,199,815 (37.8%). (The advisory fee rates under the current Advisory Agreement as set forth in the table reflect an increase of 0.10% at each breakpoint level that became effective on May 1, 2005. If these rates had been in effect for the fiscal year ended December 31, 2004, the Portfolio would have paid the Adviser advisory fees of $10,001,289, and the increase in advisory fees under the Amended Advisory Agreement would be $1,541,882 (18.2%)).

      The subadvisory fee rates for the Portfolio under the prior subadvisory agreement with Wellington and the increased subadvisory fee rates under the new subadvisory agreement with GMO are set forth in the table below. The manner of determining subadvisory fees under the prior and new subadvisory agreements differs in the same way as described above with respect to determining advisory fees under the current Advisory Agreement and the Amended Advisory Agreement. Under the prior subadvisory agreement, the subadvisory fee is stated as an annual percentage of the current value of the Portfolio's net assets. Under the new subadvisory agreement with GMO, the subadvisory fee is determined by applying to the net assets of the Portfolio an annual percentage rate which is calculated based upon the aggregate net assets of the Portfolio, a portion of another Trust Portfolio and two other John Hancock funds as indicated in the note to the table. Under both the prior and new subadvisory agreements, subadvisory fees are accrued daily and paid monthly.

                                SUBADVISORY FEES

       PRIOR SUBADVISORY AGREEMENT                 NEW SUBADVISORY AGREEMENT
(RATES APPLIED TO NET ASSETS OF PORTFOLIO)  (RATES APPLIED TO AGGREGATE NET ASSETS)*
     0.250% -- first $500 million;               0.330% -- first $500 million;
     0.200% -- next $500 million; and            0.310% -- next $500 million;
     0.150% -- excess over $1 billion.           0.300% -- next $1.5 billion; and
                                                 0.290% -- excess over $2.5 billion.

-----------

* For purposes of determining aggregate net assets under the new subadvisory agreement, the net assets of the Growth & Income Trust, the portion of the net assets of the Managed Trust, another Portfolio of the Trust that is managed by GMO, the net assets of the U.S. Core Fund, a series of John Hancock Funds II that is managed by GMO, and the net assets of the U,S. Core Fund, a series of John Hancock Funds III that is managed by GMO, will be aggregated (but only for the period during which GMO serves as the subadviser for such other portfolios in addition to the Growth & Income Trust). Each U.S. Core Fund is expected to become operational in October 2005.

      For the fiscal year ended December 31, 2004, the Adviser paid Wellington under the prior subadvisory agreement subadvisory fees of $3,062,822. If the new subadvisory agreement with GMO had been in effect for that year, the Adviser would have paid GMO subadvisory fees of $4,720,756, an increase of $1,657,934 (54.1%).

      If shareholders of the Growth & Income Trust approve the Amended Advisory Agreement, the increased subadvisory fees under the new subadvisory agreement will also go into effect. As indicated by the Advisory and Subadvisory Fee tables above, the proposed advisory fee increase mirrors the proposed increase in subadvisory fees. THE SUBADVISORY FEE IS PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND IS NOT AN ADDITIONAL CHARGE TO THE PORTFOLIO. CONSEQUENTLY, THE PROPOSED ADVISORY FEE INCREASE WILL NOT RESULT IN ANY INCREASE IN THE AMOUNT OF THE ADVISORY FEE RETAINED BY THE ADVISER AFTER IT COMPENSATES THE SUBADVISER FOR THE PORTFOLIO.

      Comparison of Expenses. The following table shows (i) the fees and expenses (as a percentage of average net assets) of each share class of the Growth & Income Trust for the fiscal year ended December 31, 2004 and (ii) the pro forma fees and expenses (as a percentage of average net assets) of each share class of the Portfolio assuming that the increase in advisory fees under the Amended Advisory Agreement had been in effect for that fiscal year. THE EXPENSE RATIOS BELOW AND THE EXPENSE EXAMPLES WHICH FOLLOW DO NOT REFLECT THE FEES AND EXPENSES OF ANY VARIABLE CONTRACT OR QUALIFIED PLAN THAT MAY USE THE TRUST AS ITS UNDERLYING INVESTMENT MEDIUM. IF SUCH FEES AND EXPENSES WERE REFLECTED, THE EXPENSE RATIOS AND SHAREHOLDER EXPENSES FIGURES WOULD BE HIGHER.

                  TRUST ANNUAL EXPENSES - GROWTH & INCOME TRUST
        (as a percentage of average net assets for the fiscal year ended
                               December 31, 2004)

                                                          OTHER EXPENSES
                                                         -----------------
                                     RULE 12B-1 FEES       NAV,              TOTAL TRUST ANNUAL EXPENSES
                                 ----------------------  SERIES I,          -----------------------------
                     MANAGEMENT  SERIES  SERIES  SERIES     AND     SERIES         SERIES  SERIES  SERIES
                        FEES       I       II      III   SERIES II   III*    NAV     I      II      III*
Current Advisory        0.65%     0.05%   0.25%   0.40%    0.04%     1.21%  0.69%  0.74%   0.94%   2.26%
Agreement

Amended Advisory        0.76%     0.05%   0.25%   0.40%    0.04%     1.21%  0.80%  0.85%   1.05%   2.37%
Agreement
(Pro forma)

---------------

* The Adviser has voluntarily agreed to reimburse certain "Other Expenses" of Series III shares. This voluntary expense reimbursement may be terminated at any time. If such reimbursements were reflected in the table, "Other Expenses" and "Total Trust Annual Expenses" for Series III shares would be, respectively, 0.04% and 1.09% under the current Advisory Agreement and 0.04% and 1.20% under the Amended Advisory Agreement.

      EXAMPLES OF EXPENSES. The following examples are intended to help an investor compare the cost of investing in the Portfolio under the current Advisory Agreement and the Amended Advisory Agreement. The examples assume that $10,000 is invested in the Portfolio for the time periods indicated and then that the shares are redeemed at the end of those periods. The examples also assume that the investment has a

5% return each year, that the Portfolio's operating expenses remain the same and that no voluntary expense reimbursements are reflected. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be as follows:

SHARE CLASS          CURRENT ADVISORY AGREEMENT         AMENDED ADVISORY AGREEMENT
                ----------------------------------  ----------------------------------
                1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years
                ------  -------  -------  --------  ------  -------  -------  --------
NAV             $   70  $   221  $   384  $    859  $   82  $   255  $   444  $    990
Series I            76      237      411       918      87      271      471     1,049
Series II           96      300      520     1,155     107      334      579     1,283
Series III         229      706    1,210     2,595     240      739    1,265     2,706

SUBADVISORY AND RELATED ARRANGEMENTS WITH GMO

      Although GMO became the subadviser to the Growth & Income Trust effective August 1, 2005, the proposed subadvisory fee increase under the new subadvisory agreement will not go into effect unless the Amended Advisory Agreement providing for the related increase in advisory fees is approved by shareholders. Consequently, GMO is currently serving as subadviser at the lower subadvisory fee rates described above that applied under the prior subadvisory agreement with Wellington. If shareholders do not approve the Amended Advisory Agreement, GMO will continue to serve as subadviser at the current subdavisory fee rates pending further negotiations with the Adviser.

      GMO is the subdaviser to a number of Portfolios of the Trust in addition to the Growth & Income Trust (including certain new Trust Portfolios expected to become operational in October 2005). With respect to certain of these Portfolios, including the Growth & Income Trust, as part of the overall business arrangement between the Adviser and GMO under which the Adviser has obtained exclusive rights to certain GMO investment management services for up to five years, the Adviser has agreed that under certain circumstances it (and not the Trust or the particular Portfolio) will pay GMO a specified amount if the GMO subadvisory agreement for a particular Portfolio is terminated or amended within a five year period from the date of its effectiveness. The specified amount in the case of the subadvisory agreement for the Growth & Income Trust is $15 million. The Adviser has also agreed that, subject to its fiduciary duties as an investment adviser to each of these Portfolios and its shareholders, it will not recommend or support any recommendation to the Board of Trustees to terminate the applicable GMO subadvisory agreement or to reduce any of the fees payable thereunder to GMO for a five year period from the date of its effectiveness. Substantially similar agreements (with varying amounts to be paid upon termination) apply with respect to certain other John Hancock funds that are or will be advised by the Adviser and subadvised by GMO. The Trust is not a party to any of these arrangements, and they are not binding upon the Trust, the Trust Portfolios subadvised by GMO or the Board of Trustees. However, these arrangements present certain conflicts of interest because the Adviser has a financial incentive to support the continuation of GMO subadvisory agreements for as long as the termination provisions described above remain in effect. As discussed below, in approving the Amended Advisory Agreement and the new subadvisory agreement with GMO for the Growth & Income Trust, the Board of Trustees, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of the Adviser to GMO. See "Evaluation by the Board of Trustees."

DESCRIPTION OF ADVISORY AND AMENDED ADVISORY AGREEMENTS

      As stated above, the current Advisory Agreement and the proposed Amended Advisory Agreement are identical except with respect to the proposed advisory fee changes. For convenience, the agreements are collectively referred to as the "Advisory Agreement" in the following description.

      Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

      -     office space and all necessary office facilities and equipment, and

      - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

      The Adviser, at the Trust's expense, performs all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser also furnishes to the Trust, at the Trust's expense, any personnel necessary for these functions.

      The Adviser pays the cost of any advertising or sales literature relating solely to the Trust and the cost of printing and mailing prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

      In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust Portfolios. The Adviser monitors the compliance of the subadvisers with the investment objectives and related policies of the Portfolios which they subadvise, and reviews the performance of the subadvisers and reports periodically on such performance to the Trustees.

      For its services, the Adviser receives compensation as described above under "Terms of the Amended Advisory Agreement - Comparison of Advisory Fees."

EVALUATION BY THE BOARD OF TRUSTEES

      At its meeting on March 31, 2005, the Board of Trustees discussed with the Adviser the Growth & Income Trust's having lagged the performance of its peer group and benchmark index over the one, five and ten year periods ended March 31, 2005 and potential solutions to these performance issues. At the Board's meeting by telephone on May 2, 2005, the Adviser recommended to the Board that the subadviser to the Growth & Income Trust be replaced. As stated above, the Board, including all the Independent Trustees, approved the Amended Advisory Agreement at its meeting on June 24, 2005 in connection with its approval of a the subadvisory agreement appointing GMO as the new subadviser to the Growth & Income Trust.

      The Board, including the Independent Trustees, is responsible for selecting the Trust's investment adviser, approving the Adviser's selection of Portfolio subadvisers and approving the Trust's advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust's advisory and subadvisory arrangements, including consideration of the six factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The six factors regularly considered by the Board are:

      1. the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Portfolios;

      2.    the investment performance of the Portfolios and their subadvisers;

      3. the extent to which economies of scale would be realized as a Portfolio grows;

      4. whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

      5. the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the Adviser's relationship with the Trust; and

      6. comparative services rendered and amounts paid under other advisory agreements of the same or other advisers with other funds or other types of advisory clients (e.g., pension funds and other institutional investors).

      The Board believes that information relating to all six factors is relevant to its evaluation of the Trust's advisory agreements. With respect to its evaluation of subadvisory agreements, the Board believes that, in view of the Trust's "manager-of-managers" advisory structure: factors (1), (2) and (6) are of primary relevance; factors (3) and (4) generally are less important because subadvisory fees are paid to subadvisers by the Adviser and not by the Portfolios and because the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arms-length; and factor (5) generally should not require attention except in those circumstances in which comparative fee information considered in connection with factor (6) indicates that the subadvisory fees will materially exceed those normally charged under comparable circumstances.

      In evaluating subadvisory arrangements, the Board also considers other material business relationships which unaffiliated subadvisers may have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser.

      Approval of Amended Advisory Agreement. In approving the Amended Advisory Agreement between the Trust and the Adviser with respect to the Growth & Income Trust at its June 24, 2005 meeting, and with reference to the six factors which it regularly considers, the Board:

      (1) -- considered (a) the high value to the Trust of continuing its long relationship with the Adviser as the Trust's investment adviser, the skills and competency with which the Adviser has in the past managed the Trust's affairs and its subadvisory relationships, the Adviser's oversight and monitoring of the subadviser's investment performance and compliance programs, including its timeliness in responding to performance issues, and the qualifications of the Adviser's personnel; (b) the Adviser's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments; and (c) the Adviser's administrative capabilities, including its ability to supervise the other service providers for the Portfolios; and concluded that the Adviser may reasonably be expected to continue ably to perform its services under the Advisory Agreement with respect to the Growth & Income Trust;

      (2) -- reviewed the investment performance of the Growth & Income Trust; the comparative performance of its benchmark index, and comparable funds (i.e., funds having approximately the same investment objective and amount of assets as the Portfolio) and other client accounts (e.g., pension funds and other institutional clients) managed by Wellington, GMO and other subadvisers; and the Adviser's analysis of such performance and its plans and recommendations regarding the Trust's subadvisory arrangements with respect to the Portfolio; and concluded that the Portfolio has not performed within a range that the Board deemed competitive, that the Adviser has identified this concern and recommended the ameliorative action of a subadviser change, and that the Adviser may reasonably be expected to continue ably to monitor the performance of the Portfolio and its new subadviser;

      (3) and (4) -- reviewed the Trust's advisory fee structure with respect to the Growth & Income Trust and the incorporation therein of breakpoints which reflect subadvisory fee breakpoints and concluded that, although economies of scale cannot be measured with precision, the subadvisory arrangements (including breakpoints) are the product of arms-length negotiations between the Adviser and GMO and the advisory fee structure for the Portfolio permits shareholders to benefit from economies of scale through reduced advisory fee rates as Portfolio assets grow; in addition, with respect to the Trust's advisory fee structure generally, the Board had discussions with the Adviser concerning, and the Adviser has undertaken to submit to the Board at its September 2005 meeting a proposal for implementing, a voluntary waiver of advisory fees that would amount to 0.02% of that portion of the Trust's aggregate net assets that exceed $50 billion and that would become effective January 1, 2006;

(5) - (a) reviewed the financial statements of the Adviser and JHLICO (U.S.A.) and considered (i) an analysis presented by the Adviser regarding the net profitability to Manulife Financial of the pension and variable insurance products for which the Trust serves as the underlying investment medium, and
(ii) the representation by each of JHLICO (U.S.A.), JHLICO New York and JHVLICO that the fees and charges deducted under their variable insurance contracts (including the fees and expenses of the Trust), in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by such companies; (b) reviewed the profitability of the Adviser's relationship with the Growth & Income Trust in terms of the total amount of annual advisory fees to be received with respect to the Portfolio and whether the Adviser has the financial ability to continue to provide a high level of services to the Portfolio; (c) considered that the Adviser derives reputational and other indirect benefits from providing advisory services to the Portfolio, and (d) noted that the Adviser pays the subadvisory fees out of the advisory fees it receives from the Portfolio; and concluded that the advisory fees to be paid by the Trust with respect to the Growth & Income Trust under the Amended Advisory Agreement are not unreasonable in light of such information; and

      (6) -- reviewed comparative information with respect to the advisory fee rates and concluded that the advisory fees with respect to the Growth & Income Trust under the Amended Advisory Agreement are within the range of those incurred by other, comparable funds and that the advisory structure for the Portfolio is thus competitive within the industry.

      Approval of Subadvisory Agreement with GMO. In making its determination with respect to the new subadvisory agreement with GMO, and with reference to the factors described above that the Board generally considers in reviewing subadvisory agreements, the Board reviewed: (i) information relating to the subadviser's business; (ii) the investment performance of comparable funds and other client accounts managed by the subadviser; (iii) the subadvisory fee for the Portfolio and comparative information as to the fees charged by the subadviser and other advisers for comparable funds and other client accounts; and (iv) information relating to any material relationships that the subadviser may have with the Adviser or its affiliates.

      The Board's decision to approve the subadvisory agreement with GMO was based on a number of determinations, including the following:

(1) GMO has extensive experience and demonstrated skills as a manager with respect to equity securities and in using a variety of investment strategies and may be expected to provide a high quality of investment management services and personnel to the Portfolio;

(2) Although not without variation, the current and historical performance of comparable funds and other client accounts managed by GMO have generally been within the range of or exceeded the performance of the Portfolio and its benchmark index;

(3) The Trust's subadvisory fee structure with respect to the Portfolio includes breakpoints which, as reflected in the advisory fees for the Portfolio, will permit shareholders of the Portfolio to benefit from economies of scale as Portfolio assets grow; and

(4) The proposed subadvisory fees, although higher than under the prior subadvisory agreement with Wellington, are the product of arms-length negotiation between the Adviser and GMO and are within industry norms.

      In addition, the Board considered the potential conflicts of interest related to the overall business arrangements between the Adviser and GMO as described above under "Subadvisory and Related Arrangements with GMO" and concluded that, notwithstanding the potential conflicts of interest, approval of the Amended Advisory Agreement and the subadvisory agreement with GMO for the Growth & Income Trust is in the best interests of shareholders and contract owners in view of the benefits to shareholders and contract owners generally expected from the exclusive rights to certain GMO investment management services obtained by the Adviser for the benefit of certain Portfolios of the Trust and other John Hancock funds, the benefits to the Growth & Income Trust expected from the subadvisory services of GMO, the Adviser's fiduciary duty and the Board's ability to monitor potential conflicts.

ADDITIONAL INFORMATION

      For additional information about the Adviser, including "Payments to Affiliates" and "Management and Control of the Adviser," and about the current Advisory Agreement and the Amended Advisory Agreement, see Appendix B ("Additional Information About the Adviser and the Advisory Agreement") to this Proxy Statement.

      For additional information about GMO and the prior and new subadvisory agreements for the Growth & Income Trust, see Appendix C ("Additional Information About GMO and the New Subadvisory Agreement") to this Proxy Statement.

REQUIRED VOTE

      Approval of the Amended Advisory Agreement will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Portfolio. If the required shareholder approval is not obtained, the current Advisory Agreement will remain in effect and there will be no change in advisory fees pending the approval of a new or amended Advisory Agreement or other definitive action. GMO will continue as the subadviser to the Portfolio pending further negotiations with the Adviser.

      THE BOARD, INCLUDING ALL THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE GROWTH & INCOME TRUST VOTE "FOR" THE PROPOSAL.

                                  OTHER MATTERS

      The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

      The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                        BY ORDER OF THE BOARD OF TRUSTEES

September 1, 2005
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

      As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II, Series III and NAV shares of the Growth & Income Trust, and the percentage ownership thereof by JHLICO (U.S.A.), JHLICO New York, JHLICO and JHVLICO are set forth below:

                                  PERCENTAGE OF        PERCENTAGE OF        PERCENTAGE OF     PERCENTAGE OF
                  NUMBER OF       SHARES HELD BY       SHARES HELD BY       SHARES HELD BY    SHARES HELD BY
SHARE CLASS    ELIGIBLE VOTES     JHLICO U.S.A.)      JHLICO NEW YORK           JHLICO            JHVLICO

Series I

Series II

Series III

NAV

      As of the Record Date, the persons named below were the record owners of one or more variable contracts that had voting authority with respect to 5% or more of the outstanding Series I or Series II shares (as indicated) of the Growth & Income Trust:

                                    NUMBER    PERCENTAGE
NAME AND ADDRESS   SHARE CLASS    OF SHARES    OWNERSHIP
----------------   -----------    ---------   ----------

      As of the Record Date, the qualified plans named below were the record owners of 5% or more of the outstanding Series III shares of the Growth & Income
Trust:

                     NUMBER    PERCENTAGE
NAME AND ADDRESS   OF SHARES    OWNERSHIP

      As of the Record Date, Trustees and officers of the Trust, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of the Growth & Income Trust.

                                                                      APPENDIX B

                             ADDITIONAL INFORMATION
                  ABOUT THE ADVISER AND THE ADVISORY AGREEMENT

      This Appendix provides additional information about the Adviser and the current Advisory Agreement and Amended Advisory Agreement (collectively herein the "Advisory Agreement") and should be read in conjunction with Proposal 1.

ADDITIONAL INFORMATIONAL ABOUT THE ADVISER

      MANAGEMENT AND CONTROL OF THE ADVISER. The Adviser is a Delaware limited liability company having its principal offices at 601 Congress Street, Boston, Massachusetts 02210. It is a wholly-owned subsidiary of JHLICO (U.S.A.) and an indirect wholly owned subsidiary of MFC. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

      JHLICO (U.S.A.) is the managing member of the Adviser. Officers of JHLICO (U.S.A.) having executive or authorized signing authority for the Adviser are:
John D. DesPrez III, Chairman; James P. O'Malley, President; Marc Constantini, Senior Vice President and Chief Financial Officer; Joseph Scott, Vice President and Chief Administrative Officer; and Emanuel Alves, Vice President and Secretary.

      PAYMENTS TO AFFILIATES

      MFC Global (U.S.A.). MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"), an indirect wholly-owned subsidiary of MFC, was during all or part of the fiscal year ended December 31, 2004 the subadviser to the Trust Portfolios listed below. As compensation for its services, MFC Global (U.S.A.) receives fees from the Adviser computed separately for each such Portfolio. For the fiscal year ended December 31, 2004, the Adviser paid MFC Global (U.S.A.) aggregate subadvisory fees of $7,649,048.

                                   PORTFOLIOS
                                   ----------
Pacific Rim Trust           Emerging Growth Trust            500 Index Trust
Quantitative Equity Trust*  Money Market Trust               Lifestyle Aggressive 1000 Trust
Quantitative Mid Cap Trust  Small Cap Index Trust            Lifestyle Growth 820 Trust
Quantitative Value Trust    International Index Trust**      Lifestyle Balanced 640 Trust
Quantitative All Cap Trust  Mid Cap Index Trust              Lifestyle Moderate 460 Trust
Balanced Trust*             Total Stock Market Index Trust   Lifestyle Conservative 280 Trust
Equity Index Trust

* These Portfolios were combined into other Trust Portfolios effective April 30, 2004.

** This Portfolio was combined into a separate series of John Hancock Variable Series Trust I effective June 18, 2004.

      JH Distributors. JH Distributors, an indirect wholly-owned subsidiary of MFC, is the Trust's distributor and principal underwriter. It is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. For the fiscal year ended December 31, 2004, the Trust paid aggregate Rule 12b-1 fees to JH Distributors of $58,309,430. The amounts of such fees allocated to the Series I, Series II and Series III shares of the Growth & Income Trust are set forth below.

PORTFOLIO                SERIES I    SERIES II  SERIES III
Growth & Income Trust   $ 2,136,492  $ 410,837  $      857

      Brokerage Commissions Paid to Affiliated Brokers. For the fiscal year ended December 31, 2004, the Trust paid aggregate brokerage commissions in connection with portfolio transactions of $31,679,586, including the following brokerage commissions paid to the named affiliated brokers in connection with the Portfolios indicated:

                                                             BROKERAGE    % OF  PORTFOLIO'S
                                                            COMMISSIONS    COMMISSIONS FOR
        PORTFOLIO                 AFFILIATED BROKER            PAID          THE PERIOD
--------------------------   ----------------------------   -----------   -----------------
Global Allocation Trust      UBS Securities , LLC (1)        $   5,289            3.66%
Value Trust                  Morgan Stanley & Co. (2)        $  22,052            2.65%
Capital Appreciation Trust   Wachovia Capital Markets (3)    $   2,690            0.66%
Large Cap Value Trust        Merrill Lynch & Co. (4)         $   9,331            8.20%

-------------------
(1) Affiliated due to the position of UBS Global Asset Management as subadviser to the Global Allocation Trust.

(2) Affiliated due to the position of Morgan Stanley Asset Management as subadviser to the Value Trust.

(3) Affiliated due to the position of Jennison Associates LLC as subadviser to the Capital Appreciation Trust.

(4) Affiliated due to the position of Merrill Lynch Investment Managers as subadviser to the Large Cap Value Trust.

      OTHER REGISTERED INVESTMENT COMPANIES ADVISED BY THE ADVISER. The Adviser does not currently act as investment adviser to any registered investment companies other than the Trust and its Portfolios. The Adviser will be the investment adviser to John Hancock Funds II and its funds and to John Hancock Funds III and its funds, all of which are expected to become operational in October 2005.

ADDITIONAL INFORMATION ABOUT THE ADVISORY AGREEMENT

      EXPENSES PAID BY THE TRUST. The Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or subadvisers have agreed to pay pursuant to the Advisory Agreement or any of the subadvisory agreements. Expenses borne by the Trust include:

      - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

      - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

      -     brokers' commissions;

      - issue and transfer taxes on securities transactions to which the Trust is a party;

      -     taxes and fees payable by the Trust;

      - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

      - costs for printing annual and semi annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

      TERMS OF THE ADVISORY AGREEMENT. The Advisory Agreement will initially continue in effect as to a Portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a Majority of the Outstanding Voting Securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Independent Trustees.

      Any required shareholder approval of any continuance of the Advisory Agreement shall be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve such continuance even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of (a) any other Portfolio affected by the Agreement or (b) all of the Portfolios of the Trust.

      Failure of Shareholders to Approve Continuance. If the outstanding voting securities of any Portfolio fail to approve any continuance of the Advisory Agreement, the Adviser may continue to act as investment adviser with respect to such Portfolio pending the required approval of the continuance of such agreement or a new agreement with the Adviser or a different adviser, or other definitive action. The compensation received by the Adviser during such period will be no more than (a) its actual costs incurred in furnishing investment advisory and management services to such Portfolio or (b) the amount it would have received under the Advisory Agreement in respect of such Portfolio, whichever is less.

      Termination of the Agreement. The Advisory Agreement may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to such agreement. The following parties may terminate the agreement:

      -     the Trustees of the Trust;

      - a Majority of the Outstanding Voting Securities of the Trust, or with respect to any Portfolio, a Majority of the Outstanding Voting Securities of such Portfolio; and

      -     the Adviser.

The Advisory Agreement will automatically terminate in the event of its assignment.

      As described in the Proxy Statement under "Proposal 1 - Subadvisory and Related Arrangements with GMO," as part of the overall business arrangement between the Adviser and GMO, the Adviser has agreed that under certain circumstances it (and not the Trust or the Growth & Income Trust ) will pay GMO a specified amount if the new subadvisory agreement is terminated or amended in any way within a five year period from the date of its effectiveness.

      Amendments to the Agreement. The Advisory Agreement may be amended by the parties thereto provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of the Trust and by the vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees.

      Any required shareholder approval of any amendment shall be effective with respect to any Portfolio if a Majority of the Outstanding Voting Securities of that Portfolio votes to approve the amendment, even if the amendment may not have been approved by a Majority of the Outstanding Voting Securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

      Prior Approvals of Advisory Agreement. The Advisory Agreement is dated January 1, 1996, as amended and restated May 1, 1999, was most recently approved by shareholders of the Growth & Income Trust on March 1, 2005 in connection with an increase in advisory fees and a corresponding decrease in Rule 12b-1 fees and was most recently approved by the Board (including a majority of the Independent Trustees) with respect to the Growth & Income Trust on June 3, 2005 in connection with the annual renewal thereof.

                                                                      APPENDIX C

                             ADDITIONAL INFORMATION
                   ABOUT GMO AND THE NEW SUBADVISORY AGREEMENT

      As described under Proposal 1, GMO succeeded Wellington as the subadviser to the Growth & Income Trust effective August 1, 2005. This Appendix supplements the information contained in the Proxy Statement about GMO and the new subadvisory agreement with GMO for the Growth & Income Trust.

      Effective August 1, 2005, GMO also became the subadviser to the International Stock Trust and a portion of the assets of the Managed Trust, each a Portfolio of the Trust. In addition, GMO is expected to be the subadviser to certain new Portfolios of the Trust (the Growth Trust, Growth Opportunities Trust, International Growth Trust, International Stock Trust, Intrinsic Value Trust, U.S. Multi Sector Trust and, subject to Board approval, Value Opportunities Trust), to certain funds of John Hancock Funds II and to each of the funds of John Hancock Funds III. These new Trust Portfolios and John Hancock funds are expected to become operational in October 2005.

CHANGE IN NON-FUNDAMENTAL INVESTMENT POLICIES

      At its June 24, 2005 meeting, in connection with approving the new subadvisory agreement with GMO for the Growth & Income Trust, the Board of Trustees also approved changing certain non-fundamental investment policies of the Portfolio to reflect GMO's management style. The new investment policies, as set forth in the Supplement dated June 27, 2005,as amended and restated July 29, 2005, to the Trust's Prospectus dated April 30, 2005, are as follows:

            The portfolio seeks to achieve its objective by outperforming its benchmark, currently the S&P 500 Index, an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's.

            The portfolio typically makes equity investments in U.S. companies with larger capitalizations to gain broad exposure to the U.S. equity market. The subadviser defines "larger capitalizations" as capitalizations similar to the capitalizations of companies that issue stocks included in the S&P 500 Index. Under normal circumstances, the portfolio invests at least 80% of its assets in investments tied economically to the U.S.

            The subadviser uses proprietary research and quantitative models to seek out stocks it believes are undervalued or have improving fundamentals. Generally, these stocks trade at prices below what the subadviser believes to be their fundamental value. The subadviser also uses proprietary techniques to adjust the portfolio for factors such as stock selection discipline (criteria used for selecting stocks), industry and sector weights, and market capitalization. The factors considered by the subadviser and the models it uses may change over time.

            The portfolio intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment objective, the portfolio may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); or (iii) manage risk by implementing shifts in investment exposure.

            Benchmark. The S&P 500 Index is an index of large capitalization U.S. stocks. As of May 31, 2005, the market capitalizations of companies that issue stocks included in the S&P 500 Index ranged from $544 million to $385 billion.

MANAGEMENT AND CONTROL OF GMO

      GMO is a Massachusetts limited liability company founded in 1977 that provides investment advisory services to, among others, institutional investors such as pension plans, endowments, foundations and mutual funds. Its principal offices are located at 40 Rowes Wharf, Boston, Massachusetts 02110. Jeremy Grantham, Richard Mayo, and Eyk Van Otterloo each own 10 percent or more of the outstanding voting securities of GMO. The business address of each such 10 percent owner is 40 Rowes Wharf, Boston, Massachusetts 02110.

      The names of the principal executive officers and directors of GMO and their principal occupations are set forth below. The business address of each such person, unless otherwise stated, is 40 Rowes Wharf, Boston, Massachusetts 02110.

 NAME AND ADDRESS            POSITION WITH GMO           PRINCIPAL OCCUPATION
-------------------   ------------------------------   -------------------------
R. Jeremy Grantham    Founding Member; Chairman and    Founding Member
                      GMO LLC Board Member
Scott Eston           Member; Executive Committee      Chief Operations Officer
                      Chairman; Chief Operation
                      Officer
Christopher Darnell   Member; GMO LLC Board Member;    Investment Director
                      Investment Director
Arjun B. Divecha      Member; GMO LLC Board
                      Member; Executive Committee      Investment Director
                      Member; Investment Director
Jon L. Hagler         Member; GMO LLC Board Member     Board Member
Benjamin Inker        Member; Executive Committee      Investment Director
                      Member; Investment Director
Bevis Longstreth      GMO LLC Board Member             Board Member
John Rosenblum        Member; GMO LLC Board Member     Board Member
Ann Spruill           Member; GMO LLC Board Member;    Investment Director
                      Executive Committee Member;
                      Investment Director
Anthony Ryan          Member; Executive Committee      Director of Global Sales and
                      Member                           Marketing
Eyk Van Otterloo      Founding Member; GMO LLC Board   Founding Member
                      Member

DESCRIPTION OF PRIOR AND NEW SUBADVISORY AGREEMENTS

      The terms of the prior subdavisory agreement with Wellington and the new subadvisory agreement with GMO for the Growth & Income Trust (collectively, the "Subadvisory Agreements") are substantially the same except for the proposed increase in and the manner of determining subadvisory fees described under Proposal 1 and as otherwise described herein.

      Duties of the Subadviser. Under the Subadvisory Agreements, the subadviser manages the investment and reinvestment of the assets of the Growth & Income Trust, subject to the supervision of the Board of Trustees, and formulates a continuous investment program for the Portfolio consistent with its investment objective and policies. The subadviser implements such program by purchases and sales of securities and regularly reports thereon to the Adviser and the Board of Trustees. At its expense, the subadviser furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties. The subadviser also furnishes administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

      While under both Subadvisory Agreements the subadviser agrees to vote proxies with respect to portfolio securities on behalf of the Growth & Income Trust, under the new subadvisory agreement GMO expressly disclaims any obligation to take action with respect to class actions or other legal actions concerning portfolio securities, except to forward documentation to the Adviser.

      Compensation. As compensation for its services, the subadviser receives a fee from the Adviser.

      Under the prior subadvisory agreement with Wellington, the subadvisory fee is stated as an annual percentage of the current value of the Portfolio's net assets. The fee is accrued daily and paid monthly and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for the Portfolio by the value of the net assets of the Portfolio.

      Under the new subadvisory agreement with GMO, the subadvisory fee is determined by applying to the net assets of the Portfolio an annual percentage rate which is calculated based on the aggregate net assets of the Portfolio, the U.S. Core Fund, a separate series of John Hancock Funds II that is subadvised by GMO, the U.S. Core Fund, a separate series of John Hancock Funds III that is subadvised by GMO, and the portion of the Managed Trust, another Portfolio of the Trust, that is subadvised by GMO (but only for the period during which GMO serves as the subadviser for such other portfolios in addition to the Growth & Income Trust). The fee is accrued daily and paid monthly and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for the Portfolio by the value of the net assets of the Portfolio.

      The schedules of the annual rates of the subadvisory fees under the prior subadvisory agreement and the new subadvisory agreement are set forth under "Proposal 1 - Comparison of Advisory Fees." THE SUBADVISORY FEE IS PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE PORTFOLIO AND IS NOT AN ADDITIONAL CHARGE TO THE PORTFOLIO.

      Terms of the Subadvisory Agreements. Although the initial term of the Wellington subadvisory agreement was two years and the initial term of the GMO subadvisory agreement is five years, in each case from the date of its effectiveness, each of the Subadvisory Agreements continues in effect as to the Portfolio for a period no more than two years from such effective date and thereafter only if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Independent Trustees.

      Any required shareholder approval of any continuance of either of the Subadvisory Agreements shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the agreement or (b) all of the Portfolios of the Trust.

      If the outstanding voting securities of the Portfolio fail to approve any continuance of either of the Subadvisory Agreements, the subadviser is required under the prior subadvisory agreement, and may under the new subadvisory agreement with GMO, continue to act as investment subadviser with respect to the Portfolio pending the required approval of the continuance of the agreement or a new agreement with either that party or a different subadviser, or other definitive action.

      Termination of the Subadvisory Agreements. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust. The following parties may terminate the agreements:

      -     the Board of Trustees of the Trust;

      -     a majority of the outstanding voting securities of the Portfolio;

      -     the Adviser; and

      -     the subadviser.

      Each of the Subadvisory Agreements automatically terminates in the event of its assignment.

      As described in the Proxy Statement under "Proposal 1 - Subadvisory and Related Arrangements with GMO," as part of the overall business arrangement between the Adviser and GMO, the Adviser has agreed that under certain circumstances it (and not the Trust or the Growth & Income Trust ) will pay GMO a specified amount if the new subadvisory agreement is terminated or amended within a five year period from the date of its effectiveness.

      Amendments to the Subadvisory Agreements. The Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Independent Trustees of the Trust.

      The required shareholder approval of any amendment shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

      As stated in the Proxy Statement, pursuant to an order received by the Trust from the SEC, the Adviser is permitted to enter into subadvisory agreements appointing subadvisers which are not affiliates of the Adviser (other than by reason of serving as a subadviser to a Portfolio), and to change the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisers, without shareholder approval. The Trust is therefore able to change non-affiliated subadvisers from time to time without the expense and delays associated with holding a meeting of shareholders. Neither Wellington nor GMO is an affiliate of the Adviser for purposes of this SEC order.

      Liability of the Subadvisers. Under the Subadvisory Agreements, neither the subadviser nor any of its partners or employees shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from its acts or omissions as subadviser to the Portfolio, except for losses resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the subadviser or any of its partners or employees.

      Prior Approvals of Subadvisory Agreements. The new subadvisory agreement with GMO, which is dated July 29, 2005, was approved by the Board of Trustees (including a majority of the Independent Trustees) on June 24, 2005. The prior subadvisory agreement with Wellington dated January 29, 1999, was most recently approved by the Board (including a majority of the Independent Trustees) on June 3, 2005 in connection with the annual renewal thereof. The predecessor, dated April 13, 1991, to the prior subadvisory agreement with Wellington was approved by the initial, sole shareholder of the Growth & Income Trust in connection with its organization.

EVALUATION OF NEW SUBADVISORY AGREEMENT BY THE BOARD OF TRUSTEES

      The Board of Trustees' considerations in evaluating and approving the new subadvisory agreement with GMO are described in the Proxy Statement under "Proposal 1 - Evaluation by the Board of Trustees."

OTHER INVESTMENT COMPANIES ADVISED BY GMO

      GMO currently acts as adviser or subadviser to the following registered investment companies or series thereof having similar investment objectives and policies to those of the Growth & Income Trust. The table below also states the size of each such fund as of February 28, 2005 and the advisory fee rate currently in effect.

NAME OF FUND                                     ASSETS AS OF 2/28/05   ADVISORY FEE RATE
---------------------------------------------   ----------------------  -----------------
GMO U.S. Core Equity Fund                       $        5,381,465,161        0.33%*
GMO Tobacco-Free Core Fund                      $          380,328,634        0.33%**
GMO U.S. Quality Equity Fund                    $        1,556,359,530        0.33%**
GMO Tax-Managed U.S. Equities Fund              $           81,444,910        0.33%**
Managed Trust, a series of John Hancock Trust+  $        2,057,123,196        0.33%***

----------------
+ GMO manages a portion of the portfolio. The dollar figure provided in the second column reflects assets of the entire portfolio. As of February 28, 2005 (and prior to a reorganization that became effective April 29, 2005), this portfolio was a series of John Hancock Variable Series Trust I.

* GMO has contractually agreed to reimburse this fund with respect to certain fund expenses at least through October 31, 2005 to the extent the fund's total annual operating expenses (not including shareholder service fees and certain other expenses) exceed 0.33% of the fund's average daily net assets.

** GMO has contractually agreed to reimburse this fund with respect to certain fund expenses at least through June 30, 2006 to the extent the fund's total annual operating expenses (not including shareholder service fees and certain other expenses) exceed 0.33% of the fund's average daily net assets.

*** Subject to breakpoint reductions based on assets managed by GMO. The lowest breakpoint category is 0.29%.